UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	001-08675	81-0305822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4438 W. Lovers Lane, Unit 100, Dallas, TX 75209

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (406) 606-4117

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE American
Common Stock, $0.01 par value	UAMY	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Shareholders Meeting of United States Antimony Corporation (the “Company” and “USAC”) held on July 31, 2025 (“Annual Meeting”), each of the proposals submitted to a vote of the shareholders received the requisite votes for approval. Set forth below are the final voting results from the Company’s Annual Meeting for each of the proposals submitted to a vote of the shareholders:

1.	To elect the following directors to serve a one-year term expiring in 2026.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Gary C. Evans	29,066,715	-	3,434,881	35,888,464
Dr. Blaise Aguirre	19,802,926	-	12,698,670	35,888,464
Lloyd Joseph Bardswich	26,251,707	-	6,249,889	35,888,464
Joseph A. Carrabba	24,912,562	-	7,589,034	35,888,464
Michael A. McManus	24,822,367	-	7,679,229	35,888,464

2.	To approve the reincorporation of the Company from the State of Montana to the State of Texas.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,626,385	11,816,235	58,976	35,888,464

3.	To approve the Company’s Amended and Restated 2023 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,710,026	4,561,139	2,230,431	35,888,464

4.	To approve, on an advisory basis, the compensation of our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,545,667	1,715,986	239,943	35,888,464

The next shareholder vote on this matter will be at the Company’s 2028 Annual Meeting.

5.	To ratify the appointment of Assure CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
67,145,927	1,051,947	192,186	-

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 12, 2025.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Dated: August 4, 2025	By:	/s/ Richard R. Isaak
Richard R. Isaak
SVP, Chief Financial Officer

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